POWER OF ATTORNEY

THE UNDERSIGNED hereby makes, constitutes and appoints Kerith Fried (the “Attorney”), with full power of substitution, a true and lawful attorney-in-fact for the undersigned, in the undersigned’s name, place and stead and on the undersigned’s behalf, to complete, execute and file with the United States Securities and Exchange Commission (the “Commission”), one or more initial statements of beneficial ownership of securities, statements of changes in beneficial ownership of securities, annual statements of beneficial ownership of securities or information statements pursuant to Sections 16(a), 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and any other forms, certificates, documents or instruments that the Attorney deems necessary or appropriate in order to comply with the requirements of said Sections 16(a), 13(d) and 13(g) and said rules and regulations.

This Power of Attorney shall remain in effect until a written revocation thereof is filed with the Commission.

Dated:  May 30, 2012

INDEX VENTURES GROWTH I (JERSEY) L.P.
By:	/s/ I.J. Henderson
Name:	I.J. Henderson
Title	Director of Index Venture Growth Associates I Limited, Managing General Partner of Index Ventures Growth I (Jersey) L.P.

POWER OF ATTORNEY

THE UNDERSIGNED hereby makes, constitutes and appoints Kerith Fried (the “Attorney”), with full power of substitution, a true and lawful attorney-in-fact for the undersigned, in the undersigned’s name, place and stead and on the undersigned’s behalf, to complete, execute and file with the United States Securities and Exchange Commission (the “Commission”), one or more initial statements of beneficial ownership of securities, statements of changes in beneficial ownership of securities, annual statements of beneficial ownership of securities or information statements pursuant to Sections 16(a), 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and any other forms, certificates, documents or instruments that the Attorney deems necessary or appropriate in order to comply with the requirements of said Sections 16(a), 13(d) and 13(g) and said rules and regulations.

This Power of Attorney shall remain in effect until a written revocation thereof is filed with the Commission.

Dated:  May 30, 2012

INDEX VENTURES GROWTH I PARALLEL ENTREPRENEUR FUND (JERSEY) L.P.
By:	/s/ I.J. Henderson
Name:	I.J. Henderson
Title	Director of Index Venture Growth Associates I Limited, Managing General Partner of Index Ventures Growth I Parallel Entrepreneur Fund (Jersey) L.P.

POWER OF ATTORNEY

THE UNDERSIGNED hereby makes, constitutes and appoints Kerith Fried (the “Attorney”), with full power of substitution, a true and lawful attorney-in-fact for the undersigned, in the undersigned’s name, place and stead and on the undersigned’s behalf, to complete, execute and file with the United States Securities and Exchange Commission (the “Commission”), one or more initial statements of beneficial ownership of securities, statements of changes in beneficial ownership of securities, annual statements of beneficial ownership of securities or information statements pursuant to Sections 16(a), 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and any other forms, certificates, documents or instruments that the Attorney deems necessary or appropriate in order to comply with the requirements of said Sections 16(a), 13(d) and 13(g) and said rules and regulations.

This Power of Attorney shall remain in effect until a written revocation thereof is filed with the Commission.

Dated:  May 30, 2012

INDEX VENTURES IV (JERSEY) L.P.
By:	/s/ Sinead Meehan
Name:	Sinead Meehan
Title	Director of Index Venture Associates IV Limited, Managing General Partner of Index Ventures IV (Jersey) L.P.

POWER OF ATTORNEY

THE UNDERSIGNED hereby makes, constitutes and appoints Kerith Fried (the “Attorney”), with full power of substitution, a true and lawful attorney-in-fact for the undersigned, in the undersigned’s name, place and stead and on the undersigned’s behalf, to complete, execute and file with the United States Securities and Exchange Commission (the “Commission”), one or more initial statements of beneficial ownership of securities, statements of changes in beneficial ownership of securities, annual statements of beneficial ownership of securities or information statements pursuant to Sections 16(a), 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and any other forms, certificates, documents or instruments that the Attorney deems necessary or appropriate in order to comply with the requirements of said Sections 16(a), 13(d) and 13(g) and said rules and regulations.

This Power of Attorney shall remain in effect until a written revocation thereof is filed with the Commission.

Dated:  May 30, 2012

INDEX VENTURES IV PARALLEL ENTREPRENEUR FUND (JERSEY) L.P.
By:	/s/ Sinead Meehan
Name:	Sinead Meehan
Title	Director of Index Venture Associates IV Limited, Managing General Partner of Index Ventures IV Parallel Entrepreneur Fund (Jersey) L.P.

POWER OF ATTORNEY

THE UNDERSIGNED hereby makes, constitutes and appoints Kerith Fried (the “Attorney”), with full power of substitution, a true and lawful attorney-in-fact for the undersigned, in the undersigned’s name, place and stead and on the undersigned’s behalf, to complete, execute and file with the United States Securities and Exchange Commission (the “Commission”), one or more initial statements of beneficial ownership of securities, statements of changes in beneficial ownership of securities, annual statements of beneficial ownership of securities or information statements pursuant to Sections 16(a), 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, and any other forms, certificates, documents or instruments that the Attorney deems necessary or appropriate in order to comply with the requirements of said Sections 16(a), 13(d) and 13(g) and said rules and regulations.

This Power of Attorney shall remain in effect until a written revocation thereof is filed with the Commission.

Dated:  May 30, 2012

YUCCA PARTNERS L.P. JERSEY BRANCH
By:	/s/ Shane Hugill
Name:	Shane Hugill
Title	Authorised Signatory for Ogier Employee Benefit Services Limited as Authorised Signatory of Yucca Partners L.P. Jersey Branch in its capacity as Administrator of The Index Co-Investment Scheme

By:	/s/ Diana Carmen Jurado
Name:	Diana Carmen Jurado
Title:	Authorised Signatory for Ogier Employee Benefit Services Limited as Authorised Signatory of Yucca Partners L.P. Jersey Branch in its capacity as Administrator of The Index Co-Investment Scheme